UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ___________________
FORM 8-K ___________________ Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): May 31, 2013 ___________________
Nexstar Broadcasting Group, Inc. (Exact Name of Registrant as Specified in its Charter) ___________________
Delaware (State or Other Jurisdiction of Incorporation)	000-50478 (Commission File Number)	23-3083125 (I.R.S. Employer Identification No.)
5215 N. O’Connor Boulevard
Suite 1400
Irving, Texas 75039
(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entry into an Amendment to the Employment Agreement – Brian Jones

Effective May 31, 2013, pursuant to authorization from the Compensation Committee, Nexstar Broadcasting Group, Inc. (the “Company”), entered into an amendment to the Executive Employment Agreement with Brian Jones, the Company’s Executive Vice President and Co-Chief Operating Officer, effective on and as of June 1, 2008.  The amendment extends the term of Mr. Jones’ employment with the Company until June 1, 2018, with automatic renewal provided for successive one-year periods, subject to earlier termination under specified circumstances.

The amendment modifies Mr. Jones’ base salary as follows:

Period	Base Salary
From June 1, 2013 through May 31, 2014	$425,000
From June 1, 2014 through May 31, 2015	$435,000
From June 1, 2015 through May 31, 2016	$445,000
From June 1, 2016 through May 31, 2017	$455,000
From June 1, 2017 through May 31, 2018	$475,000

In addition, Mr. Jones will be eligible to receive an annual bonus in the amounts and on the dates set forth below at the discretion of our Chief Executive Officer, based on Mr. Jones’ attainment of goals set by our Chief Executive Officer.

Period	Base Salary
After the 2013 fiscal year	$212,500
After the 2014 fiscal year	$217,500
After the 2015 fiscal year	$222,500
After the 2016 fiscal year	$227,500
After the 2017 fiscal year	$237,500

Entry into an Amendment to the Employment Agreement – Timothy C. Busch

Effective May 31, 2013, pursuant to authorization from the Compensation Committee, the Company, entered into an amendment to the Executive Employment Agreement with Timothy C. Busch, the Company’s Executive Vice President and Co-Chief Operating Officer, effective on and as of June 1, 2008.  The amendment extends the term of Mr. Busch’s employment with the Company until June 1, 2018, with automatic renewal provided for successive one-year periods, subject to earlier termination under specified circumstances.

The amendment modifies Mr. Busch’s base salary as follows:

Period	Base Salary
From June 1, 2013 through May 31, 2014	$425,000
From June 1, 2014 through May 31, 2015	$435,000
From June 1, 2015 through May 31, 2016	$445,000
From June 1, 2016 through May 31, 2017	$455,000
From June 1, 2017 through May 31, 2018	$475,000

In addition, Mr. Busch will be eligible to receive an annual bonus in the amounts and on the dates set forth below at the discretion of our Chief Executive Officer, based on Mr. Busch’s attainment of goals set by our Chief Executive Officer.

Period	Base Salary
After the 2013 fiscal year	$212,500
After the 2014 fiscal year	$217,500
After the 2015 fiscal year	$222,500
After the 2016 fiscal year	$227,500
After the 2017 fiscal year	$237,500

The foregoing descriptions are qualified in their entirety by reference to the text of the amendments filed as exhibits to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Amendment to the Executive Employment Agreement, dated as of May 31, 2013, between Brian Jones and Nexstar Broadcasting Group, Inc.
10.2	Amendment to the Executive Employment Agreement, dated as of May 31, 2013, between Timothy C. Busch and Nexstar Broadcasting Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            NEXSTAR BROADCASTING GROUP, INC.

Dated: June 6, 2013		/s/ Thomas E. Carter
	Name:	Thomas E. Carter
	Title:	Chief Financial Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to the Executive Employment Agreement, dated as of May 31, 2013, between Brian Jones and Nexstar Broadcasting Group, Inc.
10.2	Amendment to the Executive Employment Agreement, dated as of May 31, 2013, between Timothy C. Busch and Nexstar Broadcasting Group, Inc.